UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2009

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 15, 2009, TransMontaigne Partners L.P. issued a press release announcing that on September 17, 2009 its management is scheduled to participate in the Wachovia Pipeline and Energy MLP Conference to be held at the Hyatt Regency Greenwich in Greenwich, Connecticut on Wednesday, September 16th and Thursday, September 17th, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The presentation materials will be available beginning on Tuesday, September 15th, 2009 on the company’s website at www.transmontaignepartners.com on the Management Presentations page and an audio webcast of the presentation will be available at http://www.wsw.com/webcast/natp2/tlp for 30 days after the conference.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)               Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: September 15, 2009	By:	/s/ Frederick W. Boutin
Frederick W. Boutin Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated September 15, 2009.